Exhibit 99.1

PURCHASE AGREEMENT

This Purchase Agreement ("Agreement") is entered into as of March 15, 2010, by and between Socius CG II, Ltd., a Bermuda exempted company ("Purchaser"), and Lyles United, LLC, a Delaware limited liability company ("Creditor"), and, as to the Acknowledgment at the end of this Agreement, by Pacific Ethanol, Inc., a Delaware corporation ("PEI").

RECITALS.

A.Purchaser and Creditor are parties to (and PEI has executed the "Acknowledgment By PEI" with respect to) that certain Purchase and Option Agreement dated as of March 2, 2010 (the "Master Agreement"); except as otherwise expressly stated herein, all capitalized words and terms used herein have the meanings ascribed to them in the Master Agreement;

B.PEI is indebted to Creditor pursuant to the terms of that certain Amended and Restated Promissory Note, payable to Creditor, dated November 7, 2008, in the original principal amount of $30,000,000 (the "Note").

C.The obligations of PEI to Creditor under the Note are secured and/or credit enhanced by the terms of (i) that certain Security Agreement dated as of November 7, 2008 between Pacific Ag. Products, LLC, a California limited liability company and indirectly wholly-owned subsidiary of PEI, and Creditor (the "Security Agreement"), (ii) that certain Irrevocable Joint Instruction Letter dated November 7, 2008 among PEI, Pacific Ethanol California, Inc., a California corporation and wholly-owned subsidiary of PEI, and Creditor (the "Instruction Letter"), (iii) that certain Unconditional Guaranty dated November 7, 2008 by Pacific Ag. Products, LLC in favor of Creditor (the "PacAg Guaranty"), and (iv) that certain Limited Recourse Guaranty dated November 7, 2008 by Pacific Ethanol California, Inc. in favor of Creditor (the "PEC Guaranty") (the Security Agreement, Instruction Letter, PacAg Guaranty and PEC Guaranty hereinafter are collectively referred to as the "Credit Enhancement Documents").

D.As of the date of this Agreement, PEI is in default under the Note, and is indebted to Creditor for unpaid principal in the amount of $25,000,000. PEI is also indebted to Creditor for accrued and unpaid interest, late fees and costs, and reimbursable fees or expenses related to the Note and the defaults thereunder, for a total amount due and payable by PEI to Creditor of $28, 455,221 (consisting of $25,000,000 principal amount, plus $3,055,221 in unpaid interest accrued through March 14, 2010, plus $400,000 in reimbursable fees or expenses as of the date hereof (such total amount, plus all additional interest that accrues on the unpaid principal balance under the Note on and after March 15, 2010, being collectively referred to herein as the "Indebtedness").

E.Pursuant to Section 6 of the Master Agreement, Creditor has exercised an Option to sell, transfer and assign to Purchaser its right to receive payment on a portion of the Indebtedness, Which portion is $5 million in principal amount as specified in the Option Exercise Notice provided by Creditor to Purchaser herewith (such portion of the Indebtedness being hereinafter referred to as the "Subject Claim"). Pursuant to such exercise by Creditor, Purchaser desires to purchase the Subject Claim, all subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Purchase and Sale-of Subject Claim; Excluded Rights: Purchase Price.

(a)          Upon the terms of this Agreement and subject only to the conditions subsequent set forth in Section 2 below, Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration specified below, all right, title and interest in and to the Subject Claim. It is expressly understood and agreed by the parties that the Subject Claim does not include, and the Purchaser under this Agreement is not purchasing or otherwise obtaining, (i) any rights under the Credit Enhancement Documents, which Creditor hereby expressly retains and preserves for its own benefit, (ii) except to the extent (if at all) expressly made part of the Subject Claim pursuant to the specific described components of the Subject Claim set forth in the Option Exercise Notice, any and all claims for accrued and unpaid interest owing to Creditor by PEI as of the date hereof under or in connection with the Note, including, without limitation, all accrued and unpaid interest on the Subject Claim as of the date hereof, all of which claims are expressly retained and preserved by Creditor for its own benefit, and (iii) except to the extent (if at all) expressly made part of the Subject Claim pursuant to the specific described components of the Subject Claim set forth in the Option Exercise Notice, any and all claims of Creditor against PEI for reimbursable fees or expenses under or in connection with the Note, which are expressly retained and preserved by Creditor for its own benefit.

(b)          The total consideration to be paid by Purchaser to Creditor for the Subject Claim shall be Five Million Dollars ($5,000,000) (the "Purchase Price"). The Purchase Price shall be due and payable by Purchaser to Creditor by wire transfer on the date set forth in sub-paragraph (b) of Section 2 below.

2.	Conditions Subsequent.

(a)           Notice of Filing of Action and Settlement Motion. No later than close of business on the third business day after the date of this Agreement, Purchaser shall provide written notice to Creditor that (i) Purchaser has filed an action (the "Action") against PEI in the Superior Court of the State of California for the County of Los Angeles (the "Court") for collection of the Subject Claim, specifying the date that the Action was commenced (the "Action Commencement Date"), and (ii) a motion in the Action has been filed seeking Court approval of the settlement of the Action on terms acceptable to Purchaser and in accordance with Section 3(a)(10) of the Securities Act of 1933, as amended (the "Settlement"). If such written notice is not provided by Purchaser to Creditor by the close of business on the third business day after the date of this Agreement, then this Agreement (including, without limitation, the provisions in the remainder of this Section 2) shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject Claim shall have occurred or be deemed to have occurred.

(b)           Court Approval Notice. Purchaser shall provide written notice to Creditor reasonably promptly after the Court has entered an order in form and substance acceptable to Purchaser approving the Settlement (such written notice being hereinafter referred to as the "Court Approval  Notice"). In all events and circumstances, if Purchaser has not provided the Court Approval Notice by the close of business on the tenth business day after the Action Commencement Date (regardless of whether Purchaser has simply overlooked providing such notice by such tenth business day, is not in a position to provide such notice by such tenth business day because the Court has not entered an order approving the Settlement by such tenth business day, or for any other reason in Purchaser's sole discretion Purchase has failed to timely provide the Court Approval Notice), then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time prior to, receiving the Court Approval Notice from Purchaser. If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject Claim shall have occurred or be deemed to have occurred.

(c)           Payment of Purchase Price. If the Court Approval Notice is provided by Purchaser to Creditor before Creditor has exercised any termination right set forth in sub-paragraph (b) immediately above, then no later than close of business on the second business day after the date the Court Approval Notice is provided by Purchaser to Creditor, Purchaser shall pay the Purchase Price to Creditor by wire transfer pursuant to the wire transfer instructions set forth in sub-paragraph (c) of Section 2 of the Master Agreement, as the same may be amended or superseded by Creditor from time to time by written notice pursuant to Section 10 of the Master Agreement (the date upon which the Purchase Price has been so timely paid by Purchaser to Creditor being hereinafter referred to as the "Payment  Date"). If payment of the Purchase Price is not so timely made by Purchaser to Creditor on the Payment Date, then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time prior to payment of the Purchase Price. If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject Claim shall have occurred or be deemed to have occurred.

3.                 Upon (and only upon) the occurrence of the following four conditions subsequent: (i) the items specified in sub-paragraphs (i) and (ii) of subparagraph (c) of Section 6 of the Master Agreement, as such items pertain to this Agreement, having been timely provided by Purchaser to Creditor, (ii) written notice of the Action Commencement Date and of the filing of the motion for Court approval of the Settlement having been timely provided to Creditor by Purchaser pursuant to sub-paragraph (a) of Section 2 above, (iii) the Court Approval Notice having been provided by Purchaser to Creditor before Creditor has exercised any termination right pursuant to sub-paragraph (b) of Section 2 above, and (iv) the payment of the Purchase Price to Creditor before Creditor has exercised any termination right pursuant to sub-paragraph (c) of Paragraph 2 above,

(a)     All conditions subsequent shall have been satisfied' and the sale and assignment of the Subject Claim shall be complete and indefeasible, and

(b)     Prior to the close of business on the second business day after the occurrence of the four conditions subsequent described above in this Section 3, Creditor shall take the actions set forth in sub-paragraph (y) of sub-paragraph (f) of Section 6 of the Master Agreement with respect to a New Allonge/Amendment that gives effect to the consummation of the sale and assignment of the Subject Claim to Purchaser.

4.                 Representations and Warranties of Creditor. The representations and warranties made by Creditor to Purchaser in Section 4 of the Master Agreement shall apply to this Agreement as set forth in sub-paragraph (f) of Section 4 of the Master Agreement.

5.                Representations and Warranties of Purchaser. The representations and warranties made by Purchaser to Creditor in Section 5 of the Master Agreement shall apply to this Agreement as set forth in sub-paragraph (d) of Section 5 of the Master Agreement.

6.                 Fees and Expenses. Each of Creditor and Purchaser shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any of Creditor's transactions. Creditor agrees to satisfy any and all of its tax withholding and other obligations from the Purchase Price, and will indemnify, defend and hold Purchaser and its affiliates harmless with respect to all such obligations.

7.                Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of California, without giving effect to its choice of law principles. Creditor agrees that all actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other obligations shall be litigated solely and exclusively in the state or federal courts located in Los Angeles, California, that such courts are convenient forums, and that Creditor submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

8.                 Limitation of Damages. Each of the parties hereby waives any right which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Purchaser shall have no liability hereunder for any delay in or failure to obtain Court Approval or for any other causes beyond Purchaser's control.

9.                 Notices. All notices and other communications under this Agreement shall be provided as set forth in Section 10 of the Master Agreement.

10.               General. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (except for the provision in sub-paragraph (b) of Section 3 above that is expressly stated to be for the benefit of, and enforceable by, PEI). The representations and warranties contained herein shall survive the closing of the transaction contemplated herein and the assignment of the Subject Claim. This Agreement may be executed in two or more counterparts, by facsimile or electronic transmission, All of which when taken together shall be considered one original.

11.              Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both Creditor and Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Creditor or Purchaser to exercise any right hereunder in any manner impair the exercise of any such right.

12.              Entire Agreement. This Agreement and the Master Agreement, together with the exhibits hereto and thereto, contain the entire agreement and understanding between Creditor and Purchaser,, and supersede all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, between Creditor and Purchaser concerning the sale and assignment of the Subject Claim, which Creditor and Purchaser acknowledge have been merged herein and therein. (To avoid any unintended ambiguity, the parties expressly acknowledge and agree that this Agreement, although later in point in time than the Master Agreement, does not supersede the Master Agreement.) No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove. The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any person or entity's reliance on any such assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PURCHASER:	SOCIUS CG II, LTD.,
a Bermuda exempted company

By: /s/ JSD

Its: Managing Director

CREDITOR:	LYLES UNITED, LLC,
a Delaware limited liability company

By: W. M. Lyles IV

Its: V.P.

ACKNOWLEDGMENT BY PEI

PEI hereby acknowledges and agrees as follows as of the Action Commencement Date (as defined in the foregoing Agreement) and as of the Payment Date (as defined in the foregoing Agreement):

(1)          The recitals in Recital Paragraphs A, B, C and D on the first page of the foregoing Agreement are true and correct;

(2)          The sale and assignment of the Subject Claim only covers and includes $5,000,000 in principal amount of the outstanding balance under the Note, Creditor reserves and preserves all of its other claims and interests under or in connection with the Note, and Creditor's sale and assignment of the Subject Claim does not and shall not in any way prejudice or have any adverse effect on such other claims and interests of Creditor under or in connection with the Note;

(3)          The execution, delivery and performance of the foregoing Agreement by Creditor and Purchaser does not and will not (a) conflict with, violate or cause a breach or default under the Note, any of the Credit Enhancement Documents, or any other agreement or document related to the debt comprising the Subject Claim, or (b) require any waiver, consent or other action of PEI or any affiliate of PEI;

(4)          The Note is valid, outstanding and enforceable in accordance with its terms, and is not subject to any defense or offset, and shall not become subject to any defense or offset (other than reduction of the Indebtedness by the amount of the Subject Claim when and as provided in sub-paragraph (b) of Paragraph 3 of the foregoing Agreement) by virtue of the consummation of the sale and assignment under the foregoing Agreement; and Creditor has, and shall continue to have after the consummation of the sale and assignment under the foregoing Agreement, a valid, enforceable and perfected security interest in and liens upon the property of PEI or any of its affiliates in which Creditor has been granted a security interest pursuant to any of the Credit Enhancement Documents to secure all outstanding obligations under the Note or any of the Credit Enhancement Documents; and

(5)          Creditor is relying on the foregoing acknowledgments and agreements by PEI in entering into the foregoing Agreement and in selling and assigning the Subject Claim, and Purchaser is relying on the foregoing acknowledgments and agreements by PEI in entering into the foregoing Agreement and in purchasing and taking assignment of the Subject Claim.

PACIFIC ETHANOL, INC., a Delaware corporation By: Neil M. Koehler Its: Chief Executive Officer